Exhibit 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



                    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 8, 1995 included in C. R. Bard, Inc.'s Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this Registration Statement.

                                             /s/ Arthur Andersen LLP

                                             ARTHUR ANDERSEN LLP


          Roseland, New Jersey
          September 29, 1995